SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 333-159577

Date of Report: October 7, 2010

MOUNTAIN RENEWABLES, INC.
(Exact name of registrant as specified in its charter)

Nevada	37-1563401
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

4320 Eagle Point Parkway, Suite A, Birmingham Alabama	35242
(Address of principal executive offices)	(Zip Code)

(205) 453-9650
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant

On September 22, 2010 Mountain Renewables, Inc. completed a reverse merger in which the shareholders of Arcis Energy, Inc. and the members of Gulf Coast Energy Distribution, LLC received a majority of the capital stock of Mountain Renewables, Inc. in exchange for the equity interests in those two companies.  At the time of the reverse merger, Friedman LLP was the auditor of record for Gulf Coast Energy Distribution, LLC.  Accordingly, on August 13, 2009, by reason of the reverse merger, Friedman LLP became the principal independent accountant for Mountain Renewables, Inc.  Therefore, on October 7, 2010 the Board of Directors of Mountain Renewables, Inc. dismissed Larry O’Donnell, CPA, P.C. from its position as the principal independent accountant for Mountain Renewables, Inc.

The audit report of Larry O’Donnell, CPA, P.C. on Mountain Renewables, Inc.’s financial statements for the years ended December 31, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion or qualification.  Larry O’Donnell, CPA, P.C. did not, during the applicable periods, advise Mountain Renewables, Inc. of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-K.

Mountain Renewables, Inc. and Larry O’Donnell, CPA, P.C. have not, during Mountain Renewables, Inc.’s two most recent fiscal years or any subsequent period through the date of dismissal, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Larry O’Donnell, CPA, P.C.’s satisfaction, would have caused Larry O’Donnell, CPA, P.C. to make reference to the subject matter of the disagreement in connection with his reports.

Mountain Renewables, Inc. has requested Larry O’Donnell, CPA, P.C. to furnish a letter addressed to the Securities Exchange Commission stating whether or not Larry O’Donnell, CPA, P.C. agrees with the statements in this 8-K.  A copy of the letter is filed as an exhibit to this 8-K.

Mountain Renewables, Inc. has retained the firm of Friedman LLP to serve as its principal independent accountant.  At no time during the past two fiscal years or any subsequent period prior to September 22, 2010 did Mountain Renewables, Inc. consult with Friedman LLP  regarding any matter of the sort described above with reference to Larry O’Donnell, CPA, P.C., any issue relating to the financial statements of Mountain Renewables, Inc., or the type of audit opinion that might be rendered for Mountain Renewables, Inc.

Item 9.01             Financial Statements and Exhibits

Exhibits

16.	Letter from Larry O’Donnell, CPA, P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Dated: October 8, 2010	Mountain Renewables, Inc.
By: Kenneth A. Flatt, Jr.
Kenneth A. Flatt, Jr. Chief Executive Officer